Exhibit 99.1

LETTER OF TRANSMITTAL

SAXON CAPITAL, INC.

Guaranteed by

Saxon Funding Management, Inc.

Saxon Capital Holdings, Inc.

SCI Services, Inc.

Saxon Mortgage Services, Inc.

Saxon Mortgage, Inc.

Saxon Holding, Inc.

Offer to Exchange All Outstanding

12% Senior Notes due 2014 issued on May 4, 2006

(CUSIP Nos. 80556PAA2, U8038TAA0 and 80556PAB0)

for new 12% Senior Notes due 2014

in an offering registered under the Securities Act of 1933

Pursuant to the Prospectus dated                     , 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM, NEW YORK CITY TIME, ON , 2006, UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent for the Exchange Offer is

Deutsche Bank Trust Company Americas

By mail:		By overnight mail or courier:

c/o DB Services Tennessee, Inc. Trust and Securities Services Reorganization Unit P.O. Box 292737 Nashville, TN 37229-2737		c/o DB Services Tennessee, Inc. Trust and Securities Services Reorganization Unit 648 Grassmere Park Road Nashville, TN 37211

By facsimile (eligible institutions only) (615) 835-3701

Direct inquiries to: SPU-Reorg.Operations@db.com (800) 735-7777

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

This Letter of Transmittal is to be completed by holders of initial notes (as defined below) either if initial notes are to be forwarded herewith or if tenders of initial notes are to be made by book-entry transfer to an account maintained by Deutsche Bank Trust Company Americas (the “Exchange Agent”) at The Depository

Trust Company (“DTC”) pursuant to the procedures set forth in “The exchange offer—Terms of the exchange offer—Procedures for tendering” in the Prospectus (as defined below).

Holders of initial notes whose certificates (the “Certificates”) for such initial notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their initial notes according to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” in the Prospectus.

SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF INITIAL NOTES TENDERED
If Blank, please print Name and Address of Registered Holder	Initial notes Tendered (Attach Additional List of Notes)
	Title of Outstanding Notes Tendered	CUSIP Number	Principal Amount of Initial notes	Principal Amount of Outstanding Notes Tendered (If Less Than All)*

Total Amount Tendered:

*  Initial notes may be tendered in whole or in part in minimum denominations of $2,000 and integral multiples of $1,000.

All initial notes held shall be deemed tendered unless a lesser number is specified in this column.

BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY:

☐        CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account No.                                                               Transaction Code No.

☐        CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

Name of Tendering Institution:

DTC Account No.                                                                    Transaction Code No.

☐        CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED INITIAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐        CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A “PARTICIPATING BROKER-DEALER”) AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Ladies and Gentlemen:

The undersigned hereby tenders to Saxon Capital, Inc., a Maryland corporation, (the “Issuer”), the above described aggregate principal amount of the Issuer’s issued and outstanding notes (the “initial notes”), which are not registered under the Securities Act of 1933, as amended (the “Securities Act”), in exchange for a like aggregate principal amount of the Issuer’s new notes (the “exchange notes”), guaranteed by Saxon Funding Management, Inc., Saxon Capital Holdings, Inc., SCI Services, Inc., Saxon Mortgage Services, Inc., Saxon Mortgage, Inc. and Saxon Holding, Inc., as guarantors, to be issued in the Exchange Offer, which has been registered under the Securities Act, upon the terms and subject to the conditions set forth in that certain prospectus of the Issuer, dated                     , 2006 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

Subject to and effective upon the acceptance for exchange of all or any portion of the initial notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Issuer, free and clear of all liens, restrictions, charges and encumbrances, all right, title and interest in and to such initial notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Issuer in connection with the Exchange Offer) with respect to the tendered initial notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for initial notes to the Issuer together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned’s agent, of the exchange notes to be issued in exchange for such initial notes, (ii) present Certificates for such initial notes for transfer, and to transfer the initial notes on the books of the Issuer, and (iii) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such initial notes, all in accordance with the terms and conditions of the Exchange Offer.

THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE INITIAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE ISSUER WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE INITIAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE ISSUER OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE INITIAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

The name(s) and address(es) of the registered holder(s) of the initial notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such initial notes. The Certificate number(s) and the initial notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

If any tendered initial notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more initial notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered initial notes will be returned (or, in the case of initial notes tendered by book-entry transfer, such initial notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

The undersigned understands that tenders of initial notes pursuant to any one of the procedures described in “The exchange offer—Terms of the exchange offer—Procedures for tendering” in the Prospectus and in the instructions hereto will, upon the Issuer’s acceptance for exchange of such tendered initial notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the initial notes tendered hereby.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of initial notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing initial notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of initial notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned requests delivery of the exchange notes to the undersigned at the address shown below the undersigned’s signature.

By tendering initial notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

(1) the undersigned is not an “affiliate” (as defined in Rule 405 under the Securities Act) of the Issuer or any of its subsidiaries, or, if the undersigned is an “affiliate,” that the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

(2) any exchange notes to be received by the undersigned are being acquired in the ordinary course of its business;

(3) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of exchange notes to be received in the Exchange Offer; and

(4) if the undersigned is not a broker-dealer, the undersigned is not engaged in, and does not intend to engage in, a distribution (within the meaning of the Securities Act) of such exchange notes.

By tendering initial notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of initial notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such initial notes held by the broker-dealer are held only as a nominee, or (b) such initial notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will comply with the applicable provisions of the Securities Act, including delivering the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act, in connection with any resale of such exchange notes (provided that, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act). See “The exchange offer—Terms of the exchange offer” and “Plan of distribution” in the Prospectus.

The Issuer has agreed that, subject to the provisions of the Registration Rights Agreement dated as of May 4, 2006 by and among the Issuer, the guarantors listed on the signature page thereto and the purchasers named therein (the “Registration Rights Agreement”), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of exchange notes received in exchange for initial notes, where such initial notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the effective date of the registration statement of which the Prospectus forms a part (                    , 2006) or, if earlier, when all such exchange notes have been disposed of by such participating broker-dealer. However, a participating broker-dealer intending to use the Prospectus in connection with the resale of exchange notes received in exchange for initial notes pursuant to the Exchange Offer must notify the Issuer, or cause the Issuer to be notified, on or prior to the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at one of the addresses set forth in the Prospectus under “The exchange offer—Exchange agent.” In that regard, each participating broker-dealer, by tendering such initial notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Issuer of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Exchange and Registration Rights Agreement, such participating broker-dealer will suspend the sale of exchange notes pursuant to the Prospectus until the Issuer has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Issuer has given notice that the sale of the exchange notes may be resumed, as the case may be.

If the Issuer gives such notice to suspend the sale of the exchange notes, the 90-day period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of exchange notes shall be extended by the number of days in the period from and including the date of the giving of such notice to and including the date when the Issuer shall have made available to participating broker-dealers copies of the supplemented or amended Prospectus necessary to resume resales of the exchange notes or to and including the date on which the Issuer has given notice that the use of the applicable Prospectus may be resumed, as the case may be.

Holders of initial notes whose initial notes are accepted for exchange will not receive accrued interest on such initial notes for any period from and after the last interest payment date to which interest has been paid or duly provided for on such initial notes prior to the original issue date of the exchange notes, or if no such date has occurred, the issue date, and the undersigned waives the right to receive any interest on such initial notes accrued from and after such date.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

HOLDER(S) SIGN HERE

(SEE INSTRUCTIONS 2, 5 AND 6)

(PLEASE COMPLETE SUBSTITUTE FORM W-9 BELOW)

(NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the initial notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Issuer or the Trustee for the initial notes to comply with the restrictions on transfer applicable to the initial notes). If the signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 5.

(SIGNATURE(S) OF HOLDER(S))

Signature(s):

Date:                             , 2006

Name(s):

        (Please Print)

Address:

        (Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number(s):

GUARANTEE OF SIGNATURE(S)

(SEE INSTRUCTIONS 2 AND 5)

Authorized Signature:

Name:

        (Please Print)

Date:                             , 2006

Capacity or Title:

Name of Firm:

Address:

        (Include Zip Code)

Area Code and Telephone Number:

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the exchange notes are to be issued in the name of someone other than the registered holder of the initial notes whose name(s) appear(s) above.

Issue exchange notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the exchange notes are to be sent to someone other than the registered holder of the outstanding notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail exchange notes to:

Name:

(Please Print)

Address:

(Include Zip Code)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS

OF THE EXCHANGE OFFER

1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in “The exchange offer—Terms of the exchange offer—Procedures for tendering” in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such initial notes into the Exchange Agent’s account at DTC, as well as this Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the Expiration Date. Initial notes may be tendered in whole or in part in the principal amount of $2,000 and integral multiples of $1,000.

Holders who wish to tender their initial notes and (i) whose initial notes are not immediately available or (ii) who cannot deliver their initial notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their initial notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in “The exchange offer—Guaranteed delivery procedures” in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Issuer, must be received by the Exchange Agent on or prior to the Expiration Date; and (iii) the Certificates (or a book-entry confirmation) representing all tendered initial notes, in proper form for transfer, together with a Letter of Transmittal (or manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent’s Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in “The exchange offer—Guaranteed delivery procedures” in the Prospectus.

The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For initial notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, “Eligible Institution” means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as “an eligible guarantor institution,” including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The Issuer will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if:

(i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the initial notes) of initial notes tendered herewith, unless such holder(s) has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above, or

(ii) such initial notes are tendered for the account of a firm that is an Eligible Institution.

In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

3. Inadequate Space. If the space provided in the box captioned “Description of initial notes” is inadequate, the Certificate number(s) and/or the principal amount of initial notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4. Partial Tenders and Withdrawal Rights. Tenders of initial notes will be accepted only in the principal amount of $2,000 and integral multiples of $1,000. If less than all the initial notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of initial notes which are to be tendered in the box entitled “Principal Amount of Initial notes Tendered (if less than all).” In such case, new Certificate(s) for the remainder of the initial notes that were evidenced by your old Certificate(s) will only be sent to the holder of the initial notes, promptly after the Expiration Date. All initial notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

Except as otherwise provided herein, tenders of initial notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the initial notes to be withdrawn, the aggregate principal amount of initial notes to be withdrawn, and (if Certificates for initial notes have been tendered) the name of the registered holder of the initial notes as set forth on the Certificate for the initial notes, if different from that of the person who tendered such initial notes. If Certificates for the initial notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the initial notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the initial notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of initial notes tendered for the account of an Eligible Institution. If initial notes have been tendered pursuant to the procedures for book-entry transfer set forth in “The exchange offer—Procedures for tendering,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of initial notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of initial notes may not be rescinded. Initial notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under “The exchange offer—Procedures for tendering.”

All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, whose determination shall be final and binding on all parties. None of the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any initial notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the initial notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

If any of the initial notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

If any tendered initial notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles thereof) as there are different registrations of Certificates.

If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Issuer, in its sole discretion, of such person(s)’ authority to so act.

When this Letter of Transmittal is signed by the registered owner(s) of the initial notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless exchange notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such Certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the initial notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer or the Trustee for the initial notes may require in accordance with the restrictions on transfer applicable to the initial notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6. Special Issuance and Delivery Instructions. If exchange notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if exchange notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for initial notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

7. Irregularities. The Issuer determines, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of initial notes, which determination shall be final and binding on all parties. The Issuer reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under “The exchange offer—Conditions” or any conditions or irregularity in any tender of initial notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of initial notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. None of the Issuer, any affiliates or assigns of the Issuer, the Exchange Agent, or any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at one of its addresses and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9. 28% Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered initial notes are accepted for exchange is required to provide the Exchange Agent with such holder’s correct taxpayer identification number (“TIN”) on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the “IRS”) may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to initial notes exchanged pursuant to the Exchange Offer may be subject to a 28% backup withholding.

The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 28% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided

The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the initial notes or of the last transferee appearing on the transfers attached to, or endorsed on, the initial notes. If the initial notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write “exempt” on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting an appropriate properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder’s exempt status. Please consult the enclosed Substitute Form W-9 for additional guidance on which holders are exempt from backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

10. Lost, Destroyed or Stolen Certificates. If any Certificate(s) representing initial notes has been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

11. Security Transfer Taxes. Holders who tender their initial notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the initial notes tendered, or if a transfer tax is imposed for any reason other than the exchange of initial notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR MANUALLY SIGNED FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.